UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): August 13, 2002

                                 NEW CF&I, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                         02-20781                 93-1086900
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)      (IRS Employer
incorporation or organization)                                   Identification
                                                                    Number)

1000 S.W. BROADWAY, SUITE 2200, PORTLAND, OREGON                 97205
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (503) 223-9228

                                    NO CHANGE
          (Former name or former address, if changed since last report)

                                CF&I STEEL, L.P.
             (Exact name of registrant as specified in its charter)

         DELAWARE                         02-20779                 93-1103440
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)      (IRS Employer
incorporation or organization)                                  Identification
                                                                   Number)

1000 S.W. BROADWAY, SUITE 2200, PORTLAND, OREGON                  97205
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (503) 223-9228

                                    NO CHANGE
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         ( c )  Exhibits.

         99.1     Certification of Joe E. Corvin.

         99.2     Certification of L. Ray Adams.


ITEM 9.  REGULATION FD DISCLOSURE.

         The certifications of Joe E. Corvin and L. Ray Adams required by
Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibits 99.1 and 99.2, respectively.

                                  EXHIBIT INDEX



EXHIBIT                    DESCRIPTION
-------                    -----------

99.1     Certification of Joe E. Corvin.


99.2     Certification of L. Ray Adams.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  August 13, 2002


                                                 NEW CF&I, INC.

                                                 BY: /s/ Jeff S. Stewart
                                                     ----------------------
                                                     Jeff S. Stewart
                                                     Corporate Controller





                                                 CF&I STEEL, L.P.

                                                 BY:      NEW CF&I, INC.
                                                          GENERAL PARTNER

                                                 BY:  /s/ Jeff S. Stewart
                                                      ---------------------
                                                     Jeff S. Stewart
                                                     Corporate Controller